SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
25.	SUBSEQUENT EVENTS

The financial statements were authorized for issuance by the Company’s Board of Directors on April 22, 2026. There are no subsequent events between the closing date of year ended December 31, 2025, and the approval (issuance) of these consolidated financial statements, other than the ones already disclosed therein.

Telcosur’s financial debt

Upon its maturity date, on January 26, 2026, Telcosur settled the bank loan through the execution of tgs’s guarantee. Consequently, on that same date, a loan agreement was executed between tgs and Telcosur for an amount of US$ 24,691,237, maturing on January 25, 2027, and bearing a nominal annual interest rate of 6%.

Annual Ordinary Shareholders’ Meeting

Allocation of 2025’s net income and retained earnings.

On April 15, 2026, the Annual Ordinary Shareholders’ Meeting (the “2026 Shareholders´ Meeting”) approved the increase in the legal reserve of Ps. 23,030 million and the allocation of Ps. 437,569 million to the reserve for capital expenditures, acquisition of treasury shares and/or dividends (the “Reserve”). The Board of Directors can release the Reserve to tgs´ shareholders for such purposes.

It is noteworthy that the above-mentioned decisions made by the 2026 Shareholders’ Meeting were taken considering current CNV regulations (Resolution No. 777/2018) which states retained earnings have to be adjusted by inflation using the rates as of the month before the meeting was held. In case of 2026 Shareholders’ Meeting, tgs used the inflation rate as of March 31, 2026.